Exhibit 21.1
JPMorgan Chase & Co.

List of subsidiaries

JPMorgan Chase had the following subsidiaries at December 31, 2004:

		Percentage
		of voting
		securities
		owned by
	Organized under the	immediate
Name	laws of	parent

BOI Leasing Corporation	Indiana	100%
Banc One Building Management Corporation	Wisconsin	100
Banc One Capital Holdings Corporation	Ohio	100
BOCP Holdings Corporation	Ohio	100
BOCF, LLC	Delaware	100
BOCNY, LLC	Delaware	100
BOME Investors, Inc.	Delaware	100
Banc One Capital Partners BC, LLC	Ohio	80
Banc One Capital BIDCO-1998, LLC	Louisiana	100
Banc One Capital Partners Holdings, Ltd.	Ohio	100
Banc One Capital Partners II, LLC	Delaware	100
Banc One Capital Partners, LLC	Delaware	100
Banc One Capital Partners IV, Ltd.	Ohio	100
Banc One Capital Partners V, Ltd.	Ohio	100
Banc One Capital Partners XI, Ltd.	Ohio	100
Banc One Stonehenge Capital Fund Wisconsin, LLC	Delaware	100
Tax Credit Acquisitions II, LLC	Ohio	100
Tax Credit Acquisitions, LLC	Ohio	100
Banc One Securities Corporation	Ohio	100
Banc One Financial LLC	Delaware	100
JPMorgan Capital Corporation	Delaware	100
Banc One Capital Management LLC	Delaware	100
Bank One Investment Corporation	Delaware	100
OEP Holding Corporation	Delaware	100
Banc One Equity Capital Fund II, L.L.C.	Delaware	100
Banc One Equity Capital SBIC Fund II, L.L.C.	Delaware	100
OEP Management LLC	Delaware	93.75
One Equity Partners LLC	Delaware	100
OEP Star Limited LLC	Delaware	100
First Chicago Capital Corporation	Delaware	100
One Mortgage Partners Corp.	Vermont	100
First Chicago Leasing Corporation	Delaware	100
NLTC Fund Holdings I, Inc.	Delaware	100
OX FCL Two, Inc.	Delaware	100
Skyhigh Corporation	Delaware	100
Oak Street FSC, Ltd.	Bermuda	100
FCL Ship Five, Inc.	Delaware	100
Cooper Project, L.L.C.	Delaware	100
FCL Ship Fourteen, Inc.	Delaware	100
FM Holdings I, Inc.	Delaware	100
FM Holdings II, Inc.	Delaware	100
First Chicago Lease Holdings, Inc.	Delaware	100
Palo Verde Leasing Corporation	Delaware	100
First Chicago Lease Investments, Inc.	Delaware	100
Fountain FSC, Ltd.	Belgium	100
GHML Holdings I, Inc.	Delaware	100
GHML Holdings II, Inc.	Delaware	100
GTC Fund III Holdings, Inc.	Delaware	100
GTC Fund IV Holdings, Inc.	Delaware	100
GTC Fund V Holdings, Inc.	Delaware	100

		Percentage
		of voting
		securities
		owned by
	Organized under the	immediate
Name	laws of	parent

Banc One Financial Services, Inc.	Indiana	100
Banc One Insurance Holdings, Inc.	Arizona	100
Banc One Insurance Agency, Inc.	Wisconsin	100
Banc One Insurance Company	Vermont	100
Banc One Life Reinsurance Company	Arizona	100
Federal Kemper Life Assurance Company	Illinois	100
Zurich Life Insurance Company of America	Illinois	100
Zurich Life Insurance Company of New York	New York	100
One Life Direct, Inc.	Illinois	100
Banc One Kentucky Insurance Company	Kentucky	100
Banc One Management Corporation	Ohio	100
Banc One Deferred Benefits Corporation	Ohio	100
Banc One Neighborhood Development Corporation	Ohio	100
Bank One Trust Company, National Association	United States	100
Bridge Acquisition Holdings, Inc.	Delaware	100
CCC Holding, Inc.	Delaware	100
Chase Commercial Corporation	Delaware	100
CMRCC, Inc.	New York	100
Chase Funding, Inc.	New York	100
Chase Home Mortgage Corporation of the Southeast	Florida	100
Chase Investment Services Corp.	Delaware	100
Chase Lincoln First Commercial Corporation	Delaware	100
Chase Manhattan Realty Leasing Corporation	New York	100
PV2-APS 150 Corporation	Delaware	100
PV2-PNM December 35 Corporation	Delaware	100
Palo Verde 1-PNM August 50 Corporation	Delaware	100
Palo Verde 1-PNM December 75 Corporation	Delaware	100
Chase Shareholder Services of California, Inc.	Delaware	100
Chatham Ventures, Inc.	New York	100
J.P. Morgan Partners (BHCA), L.P.	California	100
J.P. Morgan Partners (SBIC), LLC	California	100
Chemical Equity Incorporated	New York	100
Chemical Investments, Inc.	Delaware	100
Clintstone Properties Inc.	New York	100
Hambrecht & Quist Group	Delaware	100
Hambrecht & Quist California	California	100
Hambrecht & Quist Guaranty Finance, LLC	California	87.5
Hatherley Insurance Ltd.	Bermuda	100
J.P. Morgan Capital Financing Limited	England	100
Aldermanbury Investments Limited	England	100
Robert Fleming Holdings Limited	England	100
Copthall Overseas Limited	England	100
Robert Fleming (Luxembourg) (Joint Ventures) Sarl	Luxembourg	100
Robert Fleming Investment Trust Limited	England	100
J.P. Morgan Chase International Financing Limited	England	100
J.P. Morgan Chase Community Development Corporation	Delaware	100
J.P. Morgan Chase National Corporate Services, Inc.	New York	100
J.P. Morgan Corporate Services Limited	England	100
Robert Fleming Holdings Inc.	Delaware	100
J.P. Morgan Equity Holdings, Inc.	Delaware	100
CBD Holdings Ltd.	Delaware	100
Chase Life & Annuity Co.	Ohio	100
Chase Life & Annuity Company of New York	New York	100
Great Lakes Insurance Company	Delaware	100
CMC Holding Delaware Inc.	Delaware	100
A.S. Holding Corporation	Delaware	100
Chase Manhattan Bank USA, National Association	United States	100
Card Acquisition Funding LLC	Delaware	100
Chase BankCard Services, Inc.	Delaware	100
Chase Data Services Corporation	Delaware	100

		Percentage
		of voting
		securities
		owned by
	Organized under the	immediate
Name	laws of	parent

Chase Insurance Agency, Inc.	Delaware	100
Cross Country Insurance Company	Vermont	100
First USA Services, Inc.	Delaware	100
First USA Management Services, Inc.	Delaware	100
J.P. Morgan Investor Services Co.	Delaware	100
Chase Re Limited	Bermuda	100
J.P. Morgan Personal Wealth Management, Inc.	Delaware	100
J.P. Morgan Trust Company of Delaware	Delaware	100
J.P. Morgan Trust Company, National Association	United States	100
Texas Commerce Shareholders Company	Texas	100
J.P. Morgan Fleming Asset Management Holdings Inc.	Delaware	100
J.P. Morgan Fleming Asset Management (Asia) Inc.	Delaware	100
J.P. Morgan Fleming Asset Management (Japan) Limited	Japan	100
J.P. Morgan Fleming Taiwan Limited	Taiwan	100
JF Asset Management International Limited	British Virgin Islands	100
JF Asset Management Limited	Hong Kong	100
JF Funds Limited	Hong Kong	100
JF Asset Management (Taiwan) Limited	Taiwan	99.9
J.P. Morgan Fleming Asset Management (Canada) Inc.	Canada	100
J.P. Morgan Fleming Asset Management International Limited	England	100
Robert Fleming Asset Management Limited	England	100
Robert Fleming (Luxembourg) Sarl	Luxembourg	100
J.P. Morgan Fleming Asset Management (Europe) S.a.r.l	Luxembourg	100
J.P. Morgan Fleming Asset Management France SAS	France	100
J.P. Morgan Fleming Societa di Gestione del Risparmio S.p.A.	Italy	100
Chase Fleming Luxembourg Holding S.A.	Luxembourg	100
Fleming Flagship Advisory Company Sarl	Luxembourg	100
JPMorgan Fleming srl	Italy	100
J.P. Morgan Fleming Asset Management (UK) Limited	England	100
J.P. Morgan Fleming Life Limited	England	100
J.P. Morgan Fleming Marketing Limited	England	100
Save & Prosper Insurance Limited	England	100
Save & Prosper Pensions Limited	England	100
Save & Prosper International Insurance Limited	Bermuda	100
J.P. Morgan Investment Management Limited	England	100
J.P. Morgan Fleming Asset Management (London) Limited	England	100
J.P. Morgan Investment Management Inc.	Delaware	100
J.P. Morgan Funding Corp.	England	100
J.P. Morgan Futures Inc.	Delaware	100
J.P. Morgan GT Corporation	Delaware	100
J.P. Morgan International Holdings Corp.	Delaware	100
J.P. Morgan Trust Company (Bahamas) Limited	Bahamas	100
J.P. Morgan Trust Company (Cayman) Limited	Cayman Islands, BWI	100
JPMAC Holdings Inc.	Delaware	100
J.P. Morgan Invest Inc.	Delaware	100
J.P. Morgan Invest, LLC	Delaware	100
J.P. Morgan Retirement Plan Services LLC	Delaware	100
J.P. Morgan Private Investments Inc.	Delaware	100
J.P. Morgan Services Inc.	Delaware	100
J.P. Morgan Ventures Corporation	Delaware	100
DNT Asset Trust	Delaware	100
Ventures Business Trust	Delaware	100
JPMP Capital Corp.	New York	100
J.P. Morgan Partners, LLC	Delaware	100
JPMP Capital, LLC	Delaware	100
LabMorgan International Ltd.	Cayman Islands, BWI	100
J.P. Morgan Capital Bahamas Limited	Bahamas	100
J.P. Morgan Capital, L.P.	Delaware	100
J.P. Morgan SBIC Holdings LLC	Delaware	100

		Percentage
		of voting
		securities
		owned by
	Organized under the	immediate
Name	laws of	parent

JPMCC Luxembourg Corporation	Luxembourg	100
J.P. Morgan Capital Luxembourg S.a.r.l.	Luxembourg	100
JPMCC Belgium S.P.R.L.	Belgium	100
JPMCC Belgium (SCA)	Belgium	100
J.P. Morgan Partnership Capital Corporation	Delaware	100
J.P. Morgan Partnership Investment Corporation	Delaware	100
Peabody Real Estate Partnership Corporation	Delaware	100
JPMorgan Chase Bank, Dearborn	Michigan	100
JPMorgan Chase Bank, National Association	United States	100
Anexsys Holdings, Inc.	Delaware	100
Anexsys, LLC	Illinois	64	(a)
BOILL IHC, Inc.	Nevada	100
BONA Capital I, LLC	Delaware	100
BONA Capital II, LLC	Delaware	100
BOTAC, Inc.	Nevada	100
Banc One Acceptance Corporation	Ohio	100
Banc One Arizona Leasing Corporation	Arizona	100
Banc One Building Corporation	Illinois	100
Banc One Community Development Corporation	Delaware	100
Banc One Equipment Finance, Inc.	Indiana	100
Banc One Investment Advisors Corporation	Ohio	100
Security Capital Research & Management Incorporated	Delaware	100
Banc One Kentucky Vehicle Leasing Company	Kentucky	100
Banc One POS Services Corporation	Ohio	100
Banc One Payment Services, LLC	Delaware	74.83
BOPS Holdings, LLC	Delaware	99
Paymentech, L.P.	Delaware	100
Paymentech Salem Services, LLC	Delaware	100
FDC Offer Corporation	Delaware	54.8
Paymentech, Inc.	Delaware	100
Paymentech Management Resources, Inc.	Delaware	100
Paymentech Employee Resources, LLC	Delaware	100
Banc One Private Mortgage Insurance Company, Inc.	Maine	100
Banc One Real Estate Investment Corp.	Delaware	100
Bank One Auto Securitization LLC	Delaware	100
Bank One Equity Investors — BIDCO, Inc.	Louisiana	100
Bank One International Corporation	United States	100
CSL Leasing Inc.	Delaware	100
Cedar Hill International Corp.	Delaware	100
Chase Access Services Corporation	Delaware	100
Chase Bankruptcy Information Systems, Inc.	Delaware	100
Chase Community Development Corporation	Delaware	100
Chase Education Holdings, Inc.	Delaware	100
Chase Equipment Leasing, Inc.	Ohio	100
Chase Funding Corporation	Delaware	100
Chase Manhattan Automotive Finance Corporation	Delaware	100
Chase Manhattan Mortgage Corporation	New Jersey	100
Chase Ventures Holdings, Inc.	New Jersey	100
The Home Loan Group, LP	California	50
Chase Merchant Ventures, Inc.	Delaware	100
Chase Mortgage Holdings, Inc.	Delaware	100
Chase Preferred Capital Corporation	Delaware	100
CPCC Delaware Statutory Trust	Delaware	100
CPCC Massachusetts Business Trust	Massachusetts	100
CPCC Texas Limited Partnership	Texas	100
Chem Network Processing Services, Inc.	New Jersey	100
Colson Services Corp.	Delaware	100
FC Energy Finance I, Inc.	Delaware	100
FC Energy Finance II, Inc.	Delaware	100

		Percentage
		of voting
		securities
		owned by
	Organized under the	immediate
Name	laws of	parent

FNBC Leasing Corporation	Delaware	100
Genesis Holding Corporation	Delaware	100
Liberty Payment Services, Inc.	Kentucky	100
Manufacturers Hanover Leasing International Corp.	Delaware	100
Chase Leasing of Texas, Inc.	Delaware	100
Naugatuck Holding Corp.	Delaware	100
Overseas Realty Corp.	New York	100
South Cutler Corporation	Delaware	100
Harvest Opportunity Holdings Corp.	New York	100
Independence Park Building Inc.	Delaware	100
J.P. Morgan Alternative Asset Management, Inc.	Delaware	100
J.P. Morgan Chase Custody Services, Inc.	Delaware	100
J.P. Morgan Electronic Financial Services, Inc.	New York	100
J.P. Morgan FCS Corporation	Texas	100
J.P. Morgan International Inc.	United States	100
Bank One International Holdings Corporation	United States	100
Bank One Europe Limited	England	100
J.P. Morgan International Finance Limited	United States	100
Norchem Holdings e Negocios S.A.	Brazil	78.24
Robert Fleming Equity (Bermuda) Limited	Bermuda	100
Willard Holdings, Inc.	Delaware	100
Woodward Holdings, Inc.	Delaware	100
BOL (C) II, Inc.	Delaware	100
BOL Canada II Sub, Inc.	Delaware	100
BOL Canada II Trust	Delaware	100
BO Leasing II ULC	Canada	100
BOL Canada I, Inc.	Delaware	100
BOL Canada I Sub, Inc.	Delaware	100
BO Leasing I ULC	Canada	100
BOL Canada III, Inc.	Delaware	100
BOL Canada III Sub, Inc.	Delaware	100
BO Leasing III ULC	Canada	100
Banco J.P. Morgan S.A.	Brazil	99.69	(b)
J.P. Morgan Corretora de Cambio e Valores Mobiliarios S.A.	Brazil	100
J.P. Morgan S.A. Distribuidora de Titulos e Valores Mobiliarios	Brazil	100
Dearborn Merchant Services, Inc.	Canada	100
Paymentech Canada	Canada	100
J.P. Morgan Bank International LLC	Russian Federation	100
J.P. Morgan Beteiligungs-und Verwaltungsgesellschaft M6H	Germany	100
J.P. Morgan AG	Germany	100
J.P. Morgan Fonds Services GmbH	Germany	100
J.P. Morgan International Holdings Limited	Cayman Islands, BWI	100
J.P. Morgan India Securities Holdings Limited	Mauritius	100
J.P. Morgan Services India Private Limited	India	100
J.P. Morgan Indonesia Holdings (B.V.I.) Limited	British Virgin Islands	100
J.P. Morgan Securities (Taiwan) Limited	Taiwan	74.95	(c)
J.P. Morgan Securities Holdings (Bermuda) Limited	Bermuda	100
J.P. Morgan Securities Singapore Private Limited	Singapore	100
Jadeling Malaysia Holdings Limited	British Virgin Islands	100
NorChem Participacoes e Consultoria S.A.	Brazil	50
Bedford Holdings, Inc.	Delaware	100
Chase Manhattan Holdings Limitada	Brazil	99.99
Inversiones Y Asesorias Chase Manhattan Limitada	Chile	99.94
J.P. Morgan & Cie S.A.	France	100
J.P. Morgan (Suisse) SA	Switzerland	100
J.P. Morgan Bank (Ireland) plc	Republic of Ireland	100
J.P. Morgan Bank Luxembourg S.A.	Luxembourg	100
J.P. Morgan Bank, S.A.	Spain	100
J.P. Morgan Capital Holdings Limited	England	99.99
J.P. Morgan Chase (UK) Holdings Limited	England	100

		Percentage
		of voting
		securities
		owned by
	Organized under the	immediate
Name	laws of	parent

J.P. Morgan Chase International Holdings Limited	England	100
Crosby Sterling (Holdings) Limited	England	100
J.P. Morgan EU Holdings Limited	England	100
J.P. Morgan (SC) Limited	England	100
J.P. Morgan Equities Limited	South Africa	100
J.P. Morgan Europe Limited	England	100
J.P. Morgan Markets LLP	England	100
J.P. Morgan Securities Ltd.	England	100
Robert Fleming (Overseas) Number 2 Limited	England	100
J.P. Morgan plc	England	100
J.P. Morgan Trustee and Depositary	England	100
J.P. Morgan Luxembourg International S.a.r.l.	Luxembourg	99.9
J.P. Morgan Cayman Limited	Cayman Islands, BWI	100
J.P. Morgan Chase Bank Berhad	Malaysia	100
J.P. Morgan Chile Limitada	Chile	100
J.P. Morgan Funding South East Asia Private Limited	Singapore	100
J.P. Morgan Grupo Financiero S.A. De C.V.	Mexico	100
Banco J.P. Morgan S.A., Institucion de Banca Multiple, J.P. Morgan Grupo Financiro	Mexico	100
J.P. Morgan Holdings (Hong Kong) Limited	Hong Kong	100
Copthall Mauritius Investment Limited	Mauritius	100
J.P. Morgan Futures (Korea) Limited	South Korea	100
J.P. Morgan Securities (Far East) Limited	Hong Kong	100
J.P. Morgan Broking (Hong Kong) Limited	Hong Kong	100
J.P. Morgan International Derivatives Ltd.	Channel Islands	100
J.P. Morgan Investimentos e Financas Ltda.	Brazil	100
J.P. Morgan Malaysia Ltd.	Malaysia	100
J.P. Morgan Overseas Capital Corporation	Delaware	100
J.P. Morgan Australia Group Pty Limited	Australia	100
J.P. Morgan Operations Australia Limited	Australia	100
J.P. Morgan Administrative Services Australia Limited	Australia	100
J.P. Morgan Australia Limited	New South Wales	100
J.P. Morgan Financial Services New Zealand Limited	Australia	100
J.P. Morgan Institutional Services Australia Limited	Australia	100
J.P. Morgan Nominees Australia Limited	Australia	100
J.P. Morgan Portfolio Services Limited	Australia	100
J.P. Morgan Trust Australia Limited	Australia	100
JFOM Pty Limited	Australia	100
J.P. Morgan Markets Australia Pty Limited	Australia	100
J.P. Morgan Espana S.A.	Spain	100
J.P. Morgan Gestion, Sociedad Gestora de Instituciones de Inversion Colectiva, S.A.	Spain	100
J.P. Morgan Sociedad de Valores, S.A.	Spain	79	(d)
J.P. Morgan International Bank Limited	England	100
J.P. Morgan Securities Canada Inc.	Canada	100
J.P. Morgan Whitefriars Inc.	Delaware	100
J.P. Morgan Whitefriars (UK)	England	100
PT J.P. Morgan Securities Indonesia	Indonesia	42.75	(e)
J.P. Morgan Partners (CMB Reg K GP), Inc.	Delaware	100
J.P. Morgan Securities (C.I.) Limited	Channel Islands	100
J.P. Morgan (Jersey) Limited	Channel Islands	100
J.P. Morgan Securities Asia Private Limited	Singapore	100
J.P. Morgan Securities Holdings (Hong Kong) Limited	Hong Kong	100
J.P. Morgan Investment Holdings II (Mauritius) Limited	Mauritius	67
J.P. Morgan Securities (Asia Pacific) Limited	Hong Kong	100
J.P. Morgan Securities Holdings (Caymans) Limited	Cayman Islands, BWI	100
J.P. Morgan Securities India Private Limited	India	100
J.P. Morgan Securities South Africa (Proprietary) Limited	South Africa	100
J.P. Morgan Services Asia Holdings Limited	Mauritius	100
J.P. Morgan Services India Private Limited	India	100

		Percentage
		of voting
		securities
		owned by
	Organized under the	immediate
Name	laws of	parent

J.P. Morgan Services Japan Ltd.	Delaware	100
J.P. Morgan Trust Bank Ltd.	Japan	100
J.P. Morgan Trust Company (Jersey) Limited	Channel Islands	100
J.P. Morgan Leasing Inc.	New York	100
J.P. Morgan Mortgage Acquisition Corp	Delaware	100
J.P. Morgan Mortgage Capital Inc.	Delaware	100
J.P. Morgan Partners (23A SBIC Manager), Inc.	Delaware	100
J.P. Morgan Partners (23A SBIC), L.P.	Delaware	100
J.P. Morgan Property Exchange Inc.	Delaware	100
J.P. Morgan Treasury Technologies Corporation	Delaware	100
JPMorgan Securities Holdings LLC	Delaware	100
J.P. Morgan Institutional Investments Inc.	Delaware	100
J.P. Morgan Securities Inc.	Delaware	100
LabMorgan Corporation	Delaware	100
LabMorgan Investment Corporation	Delaware	100
MorServ, Inc.	Delaware	100
NBD Community Development Corporation	Michigan	100
Offshore Equities, Inc.	New York	100
One Group Dealer Services, Inc.	Delaware	100
One Group Administrative Services, Inc.	Delaware	100
One Mezzanine Capital Corporation	Delaware	100
Park Assurance Company	Vermont	100
Sterling Assurance Company	Vermont	100
Support Development Corporation	Delaware	100

(a)	Anexsys Holding of Missouri owns 36%.
(b)	Chase Manhattan Holdings Limitada owns 0.31%.
(c)	JF Securities Limited owns 10%, and Robert Fleming Investment Trust Limited owns 10%.
(d)	J.P. Morgan & Cie S.A. owns 19% and J.P. Morgan Securities Ltd. owns 2%.
(e)	J.P. Morgan Indonesia Holdings (B.V.I.) Limited owns 42.5%, and J.P. Morgan Securities Asia Private Limited owns 13.75%.
Note: Certain intermediary subsidiaries may be omitted in the ownership chain because the listed subsidiary holds significant assets, but the intermediary subsidiaries do not.